                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 24, 2002
                                                           -------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


      Delaware                        333-82904                 74-2440850
-------------------               ----------------        ----------------------
  (State or other                    (Commission               (IRS Employer
  jurisdiction of                    File Number)            Identification No.)
   incorporation)


                          745 7th Avenue, 7th Floor
                             New York, New York                      10019
----------------------------------------------------------      ----------------
                  (Address of principal executive offices)          Zip Code



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5.  Other Events.(1)
         ------------ ---

         Attached as an exhibit are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-11A (Group 1), Class 1-A1, Class 1-A2, Class B1-I, Class B1-I-X, Class B2-I and Class B2-I-X Certificates (the "Group I Certificates"). The Group I Certificates are being offered pursuant to a Prospectus Supplement dated May 29, 2002 and a Prospectus dated March 22, 2002 (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Group I Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-82904) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.






























--------
(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.
              ---------------------------------------------------------

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits:

                    99.1   Computational Materials

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     STRUCTURED ASSET SECURITIES
                                                     CORPORATION


                                                   By: /s. Stanley P. Labanowski
                                                       -------------------------
                                                   Name: Stanley P. Labanowski
                                                   Title: Senior Vice President



















Date: May 28, 2002

                                                            EXHIBIT INDEX

Exhibit No.                       Description                           Page No.
                                  -----------                           --------

99.1                              Computational Materials